Prospectus

January 28, 2014, as supplemented on November 10, 2014

 Fortress Long/Short Credit Fund (fka, Bandon Isolated Alpha Fixed Income Fund)

Class I shares: LPLIX

Adviser Class shares: LPLAX

Class C shares: LPLCX

Class R shares: LPLRX

Advised by:

Logan Circle Partners, L.P.

Three Logan Square

1717 Arch Street, Suite 1500

Philadelphia, PA 19103

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Portfolio Manager
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objectives
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Portfolio Manager
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
HOW TO REDEEM SHARES
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
DISTRIBUTION OF SHARES
Distributor
Distribution Fees
Additional Compensation to Financial Intermediaries
Householding
FINANCIAL HIGHLIGHTS
Privacy Notice

FUND SUMMARY

Investment Objective:  The Fund seeks consistent positive returns throughout various fixed income market cycles.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I	Adviser Class	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%	0.20%
Other Expenses	0.73%	0.73%	0.73%	0.73%
Total Annual Fund Operating Expenses	1.98%	2.23%	2.98%	2.18%
Fee Waiver and/or Reimbursement (1)	(0.53)%	(0.53)%	(0.53)%	(0.33)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	1.45%	1.70%	2.45%	1.85%

(1)

The Fund's adviser has contractually agreed to reimburse expenses of the Fund, until at least January 31, 2016, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.45%, 1.70%, 2.45%, and 1.85%  of each class's net assets, respectively, for Class I, Adviser Class, Class C and Class R shares.  Expense waivers and reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class I	$148	$570	$1,019	$2,264
Adviser Class	$173	$646	$1,147	$2,523
Class C	$248	$872	$1,521	$3,262
Class R	$188	$715	$1,268	$2,778

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended September 30, 2013, the Fund's portfolio turnover rate was 372% of the average value of its portfolio.

Principal Investment Strategies:  Under normal market conditions, the Fund seeks to achieve its investment objective by investing (long or short) at least 80% of its assets in fixed income securities.  The Fund defines fixed income securities to include: (i) bills, (ii) notes, (iii) debentures, (iv) bonds, (v) mortgage-backed securities ("MBS"), (vi) asset-backed securities ("ABS"), (vii) convertible securities and (viii) other evidences of indebtedness.  The Fund may also use the following fixed income derivatives: options, financial futures, options on futures and swaps.  Derivatives are instruments that derive their value from an underlying security, security index, interest rate or other reference.

The Fund invests without restriction as to issuer capitalization, credit quality (including in lower-rated fixed income securities known as high yield or junk bonds) or country and without restriction as to a security's maturity, currency or structural features, such as an issuer's right to prepay.  The Fund uses fixed income options, financial futures, options on futures and swaps for hedging purposes and as substitutes for traditional securities.  The Fund may use futures on U.S. Treasury securities to hedge interest rate risk as well as credit default swaps on security indices to hedge credit risk.  The Fund also may use foreign currency forward contracts to hedge foreign currency exchange rate risk. The Fund is considered to be "non-diversified" which means that it may invest in fewer securities than a "diversified" fund.

The Fund seeks positive returns regardless of fixed income market environment by using absolute return credit-based strategies, implemented without a benchmark orientation while seeking to minimize interest rate duration exposure.  The strategies include:

Directional:  A strategy that takes long or short positions in the corporate, MBS and ABS fixed income markets which seeks to generate consistent excess returns without incurring undue risk, focusing on fundamental issuer-specific credit research and duration hedging. This strategy may also use options, financial futures, options on futures and credit default swaps.

Pairs Trades:  A strategy that seeks to profit from investing long in a fixed income security that is believed to have a more favorable outlook for credit quality or potential for capital appreciation while simultaneously selling short a similar fixed income security that is believed will decline relative to the long position.

Event Driven:  A strategy that seeks to profit from purchasing fixed income securities of companies involved in publicly announced mergers, takeovers and other corporate reorganizations, and using one or more hedging strategies in connection with the purchase.  This strategy may also use options, financial futures, options on futures and credit default swaps to hedge.

Opportunistic:  A strategy that seeks returns from what are believed to be temporary dislocations in the relative value between segments of the fixed income market based upon credit quality, liquidity, structure or type of issuer while hedging interest rate risk. This strategy may also use options, financial futures, options on futures and credit default swaps.

The Adviser may engage in active and frequent trading to achieve the Fund's investment objective.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

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Convertible Bond Risk:  Convertible bonds are hybrid securities that have characteristics of bonds and common stocks and are subject to debt security risk and conversion value-related equity risk.

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Credit Risk:  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes.  High yield or junk bonds are more susceptible to these risks than debt of higher quality issuers.

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Derivatives Risk:  The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are subject to leverage and credit risk.

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Emerging Markets Risk:  Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.

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Fixed Income Risk:  The value of the Fund's investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund.  On the other hand, if rates fall, the value of the fixed income securities and derivatives generally increases. Your investment will decline in value if the value of the Fund's investments decreases.

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Foreign Currency Risk:  Currency trading risks include market risk, credit risk and country risk.  Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short.  Credit risk results because a currency-trade counterparty may default.  Country risk arises because a government may interfere with transactions in its currency.

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Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

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High-Yield Bond Risk:  Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds.  The lack of a liquid market for these bonds could decrease the Fund's share price.

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Issuer-Specific Risk:  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Leverage Risk:  Using derivatives to increase the Fund's combined long and short exposure creates leverage, which can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

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Liquidity Risk:  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

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Management Risk:  The Adviser's judgment about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Fund invests (long or short) may prove to be incorrect and may not produce the desired results.

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Market Risk:  Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests.  Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets.  When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

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Mortgage-Backed and Asset-Backed Risk:  The default rate on underlying mortgage loans or asset loans may be higher than anticipated, potentially reducing payments to the Fund.  Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates.  Mortgage-backed securities are susceptible maturity risk because issuers of securities are able to prepay principal due on these securities, particularly during periods of declining interest rates.

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Non-Diversification Risk:  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

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Short Position Risk:  The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position.  Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument.  The Fund's losses are potentially unlimited in a short position transaction.

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Turnover Risk:  A higher portfolio turnover will result in higher transactional and brokerage costs.

Performance:  The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for the full calendar year since the Fund's inception. Returns for Adviser Class, Class C and Class R shares, which are not presented, will vary from the returns for Class I shares.  The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Performance prior to September 1, 2014 is the performance of the Fund as advised by Bandon Capital Management, LLC.  Logan Circle Partners, L.P. served as a sub-adviser to the Fund during that time, but did not serve as Adviser to the Fund until September 1, 2014. Updated performance information is available at no cost by calling 1-855-477-8100.

Performance Bar Chart For Calendar Year Ended December 31

Return does not reflect sales charge and would be lower if it did.

Best Quarter:	1st Quarter 2012	2.80%
Worst Quarter:	4th Quarter 2013	(4.91)%

Performance Table

Average Annual Total Returns

(For period ended December 31, 2013)

	One Year	Since Inception (12/31/10)
Return before taxes – Class I Shares	(4.54)%	0.11%
Return after taxes on distributions	(6.47)%	(0.99)%
Return after taxes on distributions and sale of Fund shares	(2.32)%	(0.30)%
Return before taxes – Adviser Class Shares	(10.13)%	(1.95)%
Return before taxes – Class C Shares	(5.33)%	(0.67)%
Return before taxes – Class R Shares	(4.44)%	0.02%
HFRX Fixed Income Credit Index(1)	3.58%	0.21%
BofAML 3 Month Treasury Bill Index(2)	0.05%	0.09%

(1)

 The HFRX Fixed Income Credit Index is comprised of voluntarily reporting alternative and hedge funds that manage a broad continuum of credit sub-strategies that includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities.  Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses. This information shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives. The Fund’s adviser believes that the HFRX Fixed Income Credit Index is a more appropriate benchmark as it is comprised of alternative and hedge funds that manage a broad continuum of credit sub-strategies as opposed to an index of securities.

(2)

The Bank of America Merrill Lynch 3-Month Treasury Bill Index consists of U.S. Treasury Bills maturing in 90 days. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

After tax returns for Adviser Class, Class C and Class R shares, which are not shown, will vary from those of Class I shares.

Investment Adviser:  Logan Circle Partners, L.P.

Portfolio Manager:  Andrew J. Kronschnabel, Senior Portfolio Manager of Logan Circle Partners, L.P., has served the Fund as portfolio manager since it commenced operations in 2010.

Purchase and Sale of Fund Shares:  The minimum initial investment in Class I is $1,000,000.   The minimum initial investment in Class R is $100,000. There are no subsequent investment minimums for Class I and Class R.  The minimum initial investment in Adviser Class and Class C is $2,500 for regular accounts.  Retirement accounts may invest in Adviser Class and Class C shares with a minimum initial investment of $1,000. The minimum subsequent investment in Adviser Class and Class C is $100 for regular accounts, and $50 for retirement accounts.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, website, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:  The Fund seeks consistent positive returns throughout various fixed income market cycles.  The Fund's investment objective and its 80% investment policy are non-fundamental policies and may be changed by the Fund's Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing Under normal market conditions, the Fund invests (long or short) at least 80% of its assets in fixed income securities.  The Fund defines fixed income securities to include: (i) bills, (ii) notes, (iii) debentures, (iv) bonds, (v) mortgage-backed securities ("MBS"), (vi) asset-backed securities ("ABS"), (vii) convertible securities and (viii) other evidences of indebtedness.  The Fund may also use the following fixed income derivatives: options, financial futures, options on futures and swaps.  Derivatives are instruments that derive their value from an underlying security, security index, interest rate or other reference.

The Fund invests without restriction as to issuer capitalization, credit quality (including in lower-rated fixed income securities known as high yield or junk bonds) or country and without restriction as to a security's maturity, currency or structural features, such as an issuer's right to prepay.  The Fund uses fixed income options, financial futures, options on futures and swaps for hedging purposes and as substitutes for traditional securities.  The Fund also may use foreign currency forward contracts to hedge foreign currency exchange rate risk. The Fund is considered to be "non-diversified" which means that it may invest in fewer securities than a "diversified" fund.

The Fund seeks positive returns regardless of fixed income market environment by using absolute return credit based strategies, implemented without a benchmark orientation while seeking to minimize interest rate duration exposure.  The strategies included:  Directional Long, Directional Short, Pairs Trading, Event Driven, and Opportunistic. The adviser may engage in active and frequent trading to achieve the Fund's investment objective.  The adviser may engage in active and frequent trading to achieve the Fund's investment objective.

The Fund will employ the following credit focused strategies and will generally hedge its interest rate risks through the use of futures on U.S. Treasury securities.

Credit Strategy

The Fund seeks to generate returns by selecting fixed income securities using a variety of credit research-based sub-strategies. The Adviser believes that the fixed income markets regularly misprice securities that are exposed to credit, prepayment and liquidity risks.  The Fund attempts to minimize the effects of changing interest rates on the Fund's Credit Management portfolio by hedging most or all interest rate risk using futures contracts and short sales.  It may also use credit default swaps ("CDS") as a substitute for bonds when it believes these swaps derivatives offer more liquidity or higher expected returns.  Credit default swaps are typically two-party financial contracts that transfer credit exposure between the two parties.  The Fund will enter into credit default swaps by executing an International Swaps and Derivatives Association (“ISDA”) master agreement, which provides globally-accepted standardized legal documentation for a variety of swap transactions such as credit default swaps.  One party to a CDS (referred to as the credit protection "buyer") receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection "seller") is selling credit protection or taking on credit risk.  The seller typically receives pre-determined periodic payments from the other party.  These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio.  In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in fixed income securities.

In seeking to exploit these inefficiencies and provide the Fund with consistent returns, to the Adviser intends to:

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Focus on optimal security selection

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Emphasize sectors above-peer-group yields (spread sectors)

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Target portfolios with little interest rate risk (zero duration)

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Construct portfolios with attractive risk/reward characteristics

The Fund anticipates using the following research-based sub-strategies to exploit what it perceives to be mispricing in the corporate, MBS and ABS fixed income markets through traditional fixed income securities or CDS.

Directional:  A strategy that takes long or short positions in the corporate, MBS and ABS fixed income markets and seeks to generate consistent excess returns without incurring undue risk, focusing on:

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Fundamental research (free cash flow and balance sheet analysis)

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Capital structure and investor protections in debt (covenant analysis)

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Detailed review of management and industry trends

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Target portfolios with little interest rate risk (zero duration)

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Constructing portfolios with attractive risk/reward characteristics

Pairs Trades:  This strategy seeks to profit from investing long in a fixed income security that is believed to have a more favorable outlook for credit quality or potential for capital appreciation while simultaneously selling short a similar fixed income security that is believed will decline relative to the long position.  This strategy is also referred to as matched pairs trading because securities are often matched in dimensions such as credit quality, maturity, structure, duration or industry of issuer.  By matching most if not all dimensions of the securities The Fund seeks to profit solely from the relative performance of the securities.

Event Driven:  A strategy that may purchase the fixed income securities of companies involved in publicly announced mergers, takeovers and other corporate reorganizations, and use one or more hedging strategies in connection with the purchase.  This strategy may also use options, financial futures, options on futures and credit default swaps.

Opportunistic:  A strategy that seeks returns from what are believed to be temporary dislocations in the relative value between segments of the fixed income market based upon credit quality, liquidity, structure or type of issuer while hedging interest rate risk. This strategy may also use options, financial futures, options on futures and credit default swaps.

Principal Investment Risks:

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Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to debt security risk and conversion value-related equity risk.  Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future.  The market value of fixed-income securities tends to decline as interest rates increase.  Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond.  Convertible issuers may not be able to make principal and interest payments on the bond as they become due.  Convertible bonds may also be subject to prepayment or redemption risk.  If a convertible bond held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash at a time that may be unfavorable to the Fund.  Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond.  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.  When a convertible bond's value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.

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Credit Risk:  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.  High yield or junk rated issuers are more susceptible to default risk than higher quality issuers.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.  Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.  Credit risk also exists whenever the Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract.  When the Fund invests in foreign currency contracts, or other over-the-counter derivative instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default.  These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries.  Transactions entered into directly between two counterparties generally do not benefit from such protections.  Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.  If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.  In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.  The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty.  The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

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Derivatives Risk:  The Fund may use derivatives (including futures, forward and swap contracts) to enhance returns or hedge against market declines. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. The risks of futures include: (i) leverage risk; (ii) correlation risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out its futures contracts at a time that is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Forward Contracts. A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage.

Swap Agreements. In a swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk, credit risk and valuation risk. Swaps may also be considered illiquid. It may not be possible for a Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

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Emerging Markets Risk:  The Fund may invest a portion of its assets in countries with newly organized or less developed securities markets.  There are typically greater risks involved in investing in emerging markets securities.  Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable.  Emerging market economies may be based on only a few industries, therefore, security issuers, including governments, may be more susceptible to economic weakness and more likely to default.  Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.  Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries.  The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.  Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all.  An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

•

Fixed Income Risk:  When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

•

Foreign Currency Risk:  Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk.  Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency.  Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad.  Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless.

•

Foreign Investment Risk:  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

•

High-Yield Bond Risk:  Lower-quality bonds, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, and the Fund's share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk).  Such securities may also include "Rule 144A" securities, which are subject to resale restrictions.  The lack of a liquid market for these bonds could decrease the Fund's share price.

•

Issuer-Specific Risk:  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than those of larger issuers.  The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Leverage Risk:  Using derivatives to increase the Fund's combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. The use of leverage may cause the

Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

•

Liquidity Risk:  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

•

Management Risk:  The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The adviser's judgment about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Fund invests (long or short) may prove to be incorrect and may not produce the desired results.

•

Market Risk:  The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

•

Mortgage-Backed and Asset-Backed Risk:  MBS and ABS are subject to certain risks.  The default rate on underlying mortgage loans or asset loans may be higher than anticipated, potentially reducing payments to the Fund.  Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates.  MBS are susceptible maturity risk because issuers of securities held by the Fund are able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.  When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns to the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.  Prepayment risk as well as the risk that the structure of certain MBS may make their reaction to interest rates and other factors difficult to predict, making their prices volatile.  Generally, rising interest rates tend to be associated with longer MBS maturities because borrower prepayment rates tend to decline when rates rise.  As a result, in a period of rising interest rates, MBS exhibit additional volatility, known as extension risk.  ABS also are subject to maturity risk, although to a much smaller degree.

•

Non-Diversification Risk:  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

•

Short Position Risk:  The Fund's long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund's overall potential for loss. The Fund's short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund's long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund's short positions is unlimited; however, the Fund will be in compliance with Section 18(f) of the

Investment Company Act of 1940, as amended (the "1940 Act"), to ensure that a Fund shareholder will not lose more than the amount invested in the Fund.  Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

•

Turnover Risk.  A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase the Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.  Shareholders may request portfolio holdings schedules at no charge by calling 1-855-477-8100.

MANAGEMENT

Investment Adviser:  Logan Circle Partners, L.P. (“Adviser”), a Pennsylvania limited partnership founded in 2007, serves as investment adviser to the Fund.  The Adviser’s principal place of business is located at Three Logan Square, 1717 Arch Street, Suite 1500, Philadelphia, PA 19103. The Adviser is a wholly owned subsidiary of Fortress Investment Group LLC, a publicly traded company founded in 1998.  As of September 30, 2014 the Adviser had approximately $31.1 billion in assets under management.  Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Fund's investment portfolio. The Adviser is responsible for assuring that investments are made according to the Fund's investment objective, policies and restrictions.  The Adviser provides investment advisory services to individuals and institutions.

Pursuant to an advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.25% of the Fund's average daily net assets. The Fund's adviser has contractually agreed to reimburse expenses of the Fund, until at least January 31, 2016, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser) will not exceed 1.45%, 1.70%, 2.45%, and 1.85%  of each class's net assets, respectively, for Class I, Adviser Class, Class C and Class R shares.  Expense waivers and reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance.  A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement will be available in the Fund's annual shareholder report dated September 30, 2014.

Portfolio Manager:

Andrew J. Kronschnabel, CFA

Mr. Kronschnabel, CFA, Portfolio Manager and Head of Investment Grade Credit, has been with the Adviser since its inception in November 2007. He is responsible for high grade credit across all Core-based, Corporate and Long / Short strategies. He has been in his current role with the Adviser since May 2009, prior to which he served as head of investment grade trading.  Prior to joining the Adviser in 2007, he was a member of the portfolio management team at Delaware Investments where he was responsible for Core-based and high grade products from 2000 to 2007.  Mr. Kronschnabel received a Bachelor of Science degree in international economics and politics from Colorado College.

The Fund's Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio managers, and the portfolio manager’s ownership of shares of the Fund.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the

(i) Trust, (ii) administrator, and (iii) Adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.  Because the Fund may invest in underlying funds which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying funds do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets, if any, that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Share Classes

This Prospectus describes four classes of shares offered by the Fund. The main differences between each class are sales charges and ongoing fees and minimum investment amounts. Adviser Class and Class C shares pay an annual fee of up to 0.25% and 1.00%, respectively, for distribution expenses pursuant to a Plan under Rule 12b-1, and Class I shares do not pay such fees.  For information on ongoing distribution fees, see the “Distribution Fees” section of this Prospectus.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase.  Each class of shares in the Fund represents an interest in the same portfolio of investments in the Fund. Not all share classes may be available for purchase in all states.

Class I Shares:  Class I Shares are offered at their NAV without an initial sales charge to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Class I shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Fund.  This means that 100% of your initial investment is placed into shares of the Fund.  In addition, Class I Shares do not have a distribution or service-related fee.  The minimum initial investment amount for all Class I share accounts is $1,000,000. There is no minimum for subsequent investments.

Adviser Class Shares:  Adviser Class shares are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Adviser Class shares are subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Adviser Class shares.  The minimum initial investment in Adviser Class shares of the Fund is $1,000 for retirement plan accounts and $2,500 for all other accounts.  The minimum subsequent investment in Adviser Class shares of the Fund is $50 for retirement plan accounts and $100 for all other accounts.

Class C Shares:  Class C shares are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges.  If you redeem Class C shares within one year after purchase, you will be charged a contingent deferred sales charge (“CDSC”) of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains.  Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.  The minimum initial investment in Class C shares of the Fund is $1,000 for retirement plan accounts and $2,500 for all other accounts.  The minimum subsequent investment in Class C shares of the Fund is $50 for retirement plan accounts and $100 for all other accounts.

Class R Shares:  Class R shares are offered at their NAV without an initial sales charge to individual IRAs (e.g., Roth IRAs, SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs), 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s financial firm has an agreement with the firm to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specific benefit plans where Class R shares are owned through omnibus accounts.  Class R shares pay up to 0.20% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services.  This means that 100% of your initial investment is placed into shares of the Fund.  Over time, fees paid under this distribution and service plan will increase the cost of a Class R shareholder's investment and may cost more than other types of sales charges.  The minimum initial investment in Class R shares is $100,000 for all accounts.  There is no minimum subsequent investment.

Each class of shares of the Fund are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services.  Your financial intermediary can tell you which class of shares is available through the intermediary.

The Fund reserves the right to change the criteria for eligible investors and accept investments of smaller amounts in its sole discretion.

HOW TO PURCHASE SHARES

Purchasing Shares:  You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail:	or Overnight Mail:
Fortress Long/Short Credit Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Fortress Long/Short Credit Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers:  You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-477-8100 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to "FORTRESS LONG/SHORT CREDIT FUND".  The Fund will not accept payment in cash, including cashier's checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed:  All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  "Good order" means your purchase request includes:

•

 the name of the Fund and share class

•

 the dollar amount of shares to be purchased;

•

 a completed purchase application or investment stub; and

a check payable to the " FORTRESS LONG/SHORT CREDIT FUND "

Retirement Plans:  You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-855-477-8100 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail:	or Overnight Mail:
Fortress Long/Short Credit Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Fortress Long/Short Credit Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.  The proceeds, which are equal to number of shares times NAV less any applicable deferred sales charges or redemption fees, will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-855-477-8100. The redemption proceeds normally will be sent by mail or electronically within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period).  The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order." If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your Adviser Class or Class C account balance falls below $2,500 ($1,000 for retirement accounts), the Fund may notify you that, unless the account is brought up to at least $2,500 ($1,000 for retirement accounts) within 30 days of the notice, your account could be closed.  If at any time your Class I account balance falls below $1,000,000, the Fund may notify you that, unless the account is brought up to at least $1,000,000 within 30 days of the notice, your account could be closed.  If at any time your Class R account balance falls below $100,000, the Fund may notify you that, unless the account is brought up to at least $100,000 within 30 days of the notice, your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below required minimums due to a decline in NAV. The Fund will not charge any redemption fee on involuntary redemptions.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.

The Fund currently uses several methods to reduce the risk of market timing and commits a staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy." These methods include:

•

Rejecting or limiting specific purchase requests; or

•

Rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income semi-annually and net capital gains annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (and any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

Distributor:  Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Fund are offered on a continuous basis.

Distribution Fees:  The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the "Plans"), pursuant to Rule 12b-1 of the 1940 Act which allows the Fund to pay the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25%, 1.00% and 0.50% of the Fund's average daily net assets attributable to Adviser Class and Class C and Class R shares, respectively.  Effective November 10, 2014, the Trust reduced the currently approved rate for Class R shares to 0.20% of the Fund’s average daily net assets attributable to Class R shares.

The Fund's distributor and other entities are paid pursuant to the Plans for distribution and shareholder servicing provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the Financial Industry Regulatory Authority due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries:  The Fund's distributor, the Fund's adviser, and their respective affiliates may each at its own expense and out of its own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding:  To reduce expenses, the Fund mails only one copy of a Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-855-477-8100 on days the Fund is open for business or contact your financial institution.  The Fund will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information for the Fund has been derived from the financial statements audited by Cohen Fund Audit Services, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the Fund’s September 30, 2013 annual report, which is available upon request.

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Class I(1)
	For the Six Months Ended March 31, 2014 (Unaudited)		For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Period Ended September 30, 2011 (2)
Net asset value, beginning of period	$ 10.77		$ 10.33	$ 9.75	$ 10.00

Activity from investment operations:
Net investment income (loss)(3)	0.22		0.04	0.01	(0.03)
Net realized and unrealized
gain (loss) on investments	(0.57)		0.17	0.58	(0.22)
Total from investment operations	(0.35)		0.21	0.59	(0.25)

Less distribution from:
Net investment income	(0.25)		(0.02)	(0.01)	-
Net realized gains	(0.26)		(0.35)	-	-
Total distributions	(0.51)		(0.37)	(0.01)	-

Net asset value, end of period	$ 9.31		$ 10.17	$ 10.33	$ 9.75

Total return(4)	(3.35)%	(5)	2.05%	6.04%	(2.50)%	(5)

Net assets, end of period (000s)	$ 34,201		$ 36,704	$ 25,818	$ 26,229
Ratio of gross expenses to average
net assets(6,8)	2.77%	(7)	2.48%	2.50%	3.73%	(7)

Ratio of net expenses to average
net assets(8)	1.95%	(7)	1.95%	1.95%	1.95%	(7)

Ratio of net investment (loss)
to average net assets (8,9)	4.60%	(7)	0.35%	0.07%	(0.36)%	(7)

Portfolio Turnover Rate	349%	(5)	372%	548%	708%	(5)

(1) Effective January 13, 2012 Investor Class shares were renamed Class I shares.
(2) The Fortress Long/Short Credit Fund (fka the Bandon Isolated Alpha Fixed Income Fund) commenced operations on December 31, 2010.
(3) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4)Total returns shown exclude the effect of applicable sales charges.
(5) Not Annualized.
(6) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7) Annualized.
(8) The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(9) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

	Adviser Class
	For the Six Months Ended March 31, 2014 (Unaudited) (1)		For the Year Ended September 30, 2013	For the Year Ended September 30, 2012		For the Period Ended September 30, 2011 (2)
Net asset value, beginning of period	$ 10.16		$ 10.32	$ 9.75		$ 10.00

Activity from investment operations:
Net investment income (loss)(3)	0.22		0.01	0.00	(3)	(0.04)
Net realized and unrealized
gain (loss) on investments	(0.59)		0.20	0.57		(0.21)
Total from investment operations	(0.37)		0.21	0.57		(0.25)

Less distribution from:
Net investment income	(0.22)		(0.02)	-		-
Net realized gains	(0.26)		(0.35)	-		-
Total distributions	(0.48)		(0.37)	-		-

Net asset value, end of period	$ 9.31		$ 10.16	$ 10.32		$ 9.75

Total return(5)	(3.54)%	(6)	2.00%	5.85%		(2.50)%	(6)

Net assets, end of period (000s)	$ 4,542		$ 5,344	$ 50		$ 0	(7)

Ratio of gross expenses to average
net assets(8,10)	3.02%	(9)	2.73%	2.75%		3.98%	(9)

Ratio of net expenses to average
net assets(10)	2.20%	(9)	2.20%	2.20%		2.20%	(9)

Ratio of net investment (loss)
to average net assets (10, 11)	4.53%	(9)	0.11%	(0.07)%		(0.61)%	(9)

Portfolio Turnover Rate	349%	(6)	372%	548%		708%	(6)

(*) Effective January 28, 2014 Class A shares were renamed Adviser Class shares.

(1) The Fortress Long/Short Credit Fund (fka the Bandon Isolated Alpha Fixed Income Fund) commenced operations on December 31, 2010.

(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3) Represents less than $0.01.

(4)Total returns shown exclude the effect of applicable sales charges.

(5) Not Annualized.

(6)Represents less than $1000 in net assets.

(7) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8) Annualized.

(9) The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(10) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

	Class C
	For the Six Months Ended March 31, 2014 (Unaudited)		For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Period Ended September 30, 2011 (1)
Net asset value, beginning of period	$ 9.98		$ 10.21	$ 9.73	$ 10.00

Activity from investment operations:
Net investment income (loss)(2)	0.18		(0.06)	(0.09)	(0.06)
Net realized and unrealized
gain (loss) on investments	(0.57)		0.18	0.57	(0.21)
Total from investment operations	(0.39)		0.12	0.48	(0.27)

Less distribution from:
Net investment income	(0.10)
Net realized gains	(0.26)		(0.35)	-	-
Total distributions	(0.36)		(0.35)	-	-

Net asset value, end of period	$ 9.23		$ 9.98	$ 10.21	$ 9.73

Total return(3)	3.89%	(4)	1.17%	4.93%	(2.70)%	(4)

Net assets, end of period (000s)	$ 86		$ 203	$ 356	$ 332

Ratio of gross expenses to average
net assets(5,7)	3.77%	(6)	3.48%	3.50%	4.73%	(6)

Ratio of net expenses to average
net assets(7)	2.95%	(6)	2.95%	2.95%	2.95%	(6)

Ratio of net investment (loss)
to average net assets (7,8)	3.78%	(6)	(0.55)%	(0.93)%	(1.36)%	(6)

Portfolio Turnover Rate	349%	(4)	372%	548%	708%	(4)

(1) The Fortress Long/Short Credit Fund (fka the Bandon Isolated Alpha Fixed Income Fund) commenced operations on December 31, 2010.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)Total returns shown exclude the effect of applicable sales charges.
(4) Not Annualized.
(5) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6) Annualized.
(7) The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(8) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

	Class R
	For the Six Months Ended March 31, 2014 (Unaudited)		For the Year Ended September 30, 2013		For the Year Ended September 30, 2012		For the Period Ended September 30, 2011 (1)
Net asset value, beginning of period	$ 10.17		$ 10.33		$ 9.75		$ 10.00

Activity from investment operations:
Net investment income (loss)(2)	0.05		-		(0.04)		(0.04)
Net realized and unrealized
gain (loss) on investments	(0.55)		0.19		0.62		(0.21)
Total from investment operations	(0.50)		0.19		0.58		(0.25)

Less distribution from:
Net investment income	(0.25)
Net realized gains	(0.26)		(0.35)		-		-
Total distributions	(0.51)		(0.35)		-		-

Net asset value, end of period	$ 9.16		$ 10.17		$ 10.33		$ 9.75

Total return(3)	3.35%	(4)	1.86%		5.95%		(2.50)%	(4)

Net assets, end of period (000s) (5)	$ 0		$ 0	(5)	$ 0	(5)	$ 0	(5)

Ratio of gross expenses to average
net assets(6,8)	3.27%	(7)	2.98%		3.00%		4.23%	(7)

Ratio of net expenses to average
net assets(8)	2.45%	(7)	2.45%		2.45%		2.45%	(7)

Ratio of net investment (loss)
to average net assets (8,9)	1.00%	(7)	(0.00)%		(0.40)%		(0.86)%	(7)

Portfolio Turnover Rate	349%	(4)	372%		548%		708%	(4)

(1) The Fortress Long/Short Credit Fund (fka the Bandon Isolated Alpha Fixed Income Fund) commenced operations on December 31, 2010.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)Total returns shown exclude the effect of applicable sales charges.
(4) Not Annualized.
(5)Represents less than $1000 in net assets.
(6) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7) Annualized.
(8) The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(9) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

PRIVACY NOTICE

                           Revised February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

FORTRESS LONG/SHORT CREDIT FUND

Adviser	Logan Circle Partners, L.P. 1717 Arch Street, Suite 1500 Philadelphia, PA 19103	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accountant	Cohen Fund Audit Services, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	MUFG Union Bank, N.A. 400 California Street San Francisco, California 94104	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Fund is included in the Fund's Statement of Additional Information dated January 28, 2014, as supplemented on November 10, 2014. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Fund's policies and management.  Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders.  In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and, the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-855-477-8100. You may also write to:

FORTRESS LONG/SHORT CREDIT FUND

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720